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Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The New York Times Company (the "Company") on Form 10-Q for the period ending September 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Russell T. Lewis, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as added by § 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

        (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RUSSELL T. LEWIS Russell T. Lewis Chief Executive Officer November 8, 2002

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  Exhibit 99.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADDED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002